                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

--------------------------------------------------------------------------------



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 9, 2000



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                 --------------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

             0-24260                                    11-3131700
             -------                                    ----------
      (Commission File Number)             (I.R.S. Employer Identification No.)


                11100 Mead Road, Suite 300, Baton Rouge, LA 70816
                -------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Inapplicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On August 9, 2000, Amedisys, Inc. (the "Company"), through its wholly-owned subsidiaries, Amedisys Alternate-Site Infusion Therapy Services, Inc. ("AASI") and PRN, Inc. ("PRN"), sold, by a Bill of Sale and Asset Purchase Agreement, certain assets, subject to the assumption of certain liabilities, of AASI and PRN, to Park Infusion Services, LP ("Buyer"). The transaction had an effective date of August 1, 2000. Neither the Company, its affiliates nor its directors and officers had any material relationship with Buyer prior to this transaction. Subject to certain post-closing adjustments, the Company, in consideration for the assets, received, through AASI and PRN, $1,750,000, calculated using a multiple of earnings before interest, taxes, depreciation, and amortization (EBITDA), paid immediately to the Company at closing. Subject to certain exceptions, the assets sold consisted primarily of all furniture, fixtures and equipment; inventory and supplies on hand or in transit; service and provider contracts; business contracts; intellectual and intangible assets; transferable licenses, permits and approvals; capital and operating leases; telephone and facsimile numbers; customer and supplier lists; books and records; goodwill; deposits; prepaid expenses; claims and rights associated with all purchased assets; and other privileges, rights, interests, properties and assets. Buyer assumed all liabilities arising from and after the closing date.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Inapplicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Inapplicable

ITEM 5.  OTHER EVENTS

         Inapplicable

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Inapplicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Inapplicable.

         (b)      Pro Forma Financial Information.

                  The pro forma financial information of the Company required pursuant to Article 11 of Regulation S-X is attached hereto as Annex A.

         (c)      Exhibit
                    No.                                                                         Page
                  -------                                                                       ----
                  2.23 (i)     Bill of Sale and Asset Purchase Agreement by and
                               among Park Infusion Services, LP, Amedisys Alternate-Site
                               Infusion Therapy Services, Inc., PRN, Inc., and
                               Amedisys, Inc...................................................  A-1

                               (i) Filed herewith.

ITEM 8.  CHANGE IN FISCAL YEAR

         Inapplicable

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Inapplicable


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:   /s/ John M. Joffrion
     -------------------------------------
John M. Joffrion
Senior Vice President of Finance
Principal Accounting and Financial Officer

DATE: August 23, 2000

                                                                         ANNEX A

                         AMEDISYS, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               AS OF JUNE 30, 2000

                       In 000's, except per share amounts


                                                            Historical    Effect of Sale *    Pro Forma
                                                            ----------    ----------------    ---------
ASSETS

Current Assets:
  Cash                                                       $  4,781         $  1,750         $  6,531
  Accounts Receivable, Net of Allowance for Doubtful
     Accounts of $2,946 in June 2000 and
     $2,199 in December 1999                                   12,154               --           12,154
  Prepaid Expenses                                                335               --              335
  Inventory and Other Current Assets                              712               --              712
  Current Assets Held for Sale                                  1,008             (206)             802
                                                             --------         --------         --------
      Total Current Assets                                     18,990            1,544           20,534

Property, Plant and Equipment, Net                              3,119               --            3,119
Other Assets, Net                                              18,768               --           18,768
Long-Term Assets Held for Sale                                  1,429             (315)           1,114
                                                             --------         --------         --------
      Total Assets                                           $ 42,306         $  1,229         $ 43,535
                                                             ========         ========         ========


LIABILITIES

Current Liabilities:
  Accounts Payable                                           $  4,281         $     --         $  4,281
  Accrued Expenses:
    Payroll and Payroll Taxes                                   6,089               --            6,089
    Income Taxes                                                  597               --              597
    Other                                                       4,649               --            4,649
  Notes Payable                                                 2,984               --            2,984
  Notes Payable to Related Parties                                 10               --               10
  Current Portion of Long-Term Debt                             3,319               --            3,319
  Current Portion of Obligations under Capital Leases             476              (13)             463
  Deferred Revenue, Current Portion                             2,119               --            2,119
  Current Liabilities Held for Sale                               364               --              364
                                                             --------         --------         --------
        Total Current Liabilities                              24,888              (13)          24,875

Long-Term Debt                                                 17,108               --           17,108
Long-Term Medicare Liabilities                                  4,817               --            4,817
Deferred Revenue                                                4,943               --            4,943
Obligations under Capital Leases                                   78               (8)              70
Other Long-Term Liabilities                                       826               --              826
Long-Term Liabilities Held for Sale                             1,239               --            1,239
                                                             --------         --------         --------
        Total Liabilities                                      53,899              (21)          53,878
                                                             --------         --------         --------
Minority Interest                                                 231               --              231
                                                             --------         --------         --------
STOCKHOLDERS' EQUITY (DEFICIT)
  Common Stock                                                      5               --                5
  Preferred Stock (750,000 Shares)                                  1               --                1
  Additional Paid-in Capital                                   13,189               --           13,189
  Treasury Stock (4,667 Shares)                                   (25)              --              (25)
  Retained Earnings (Deficit)                                 (24,994)           1,250          (23,744)
                                                             --------         --------         --------
      Total Stockholders' Equity (Deficit)                    (11,824)           1,250          (10,574)
                                                             --------         --------         --------
        Total Liabilities and Stockholders' Equity             42,306         $  1,229         $ 43,535
                                                             ========         ========         ========


* See accompanying notes to financial statements.

                                                                         ANNEX A

                        AMEDISYS, INC. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                     FOR THE SIX MONTHS ENDED JUNE 30, 2000

                       IN 000'S, EXCEPT PER SHARE AMOUNTS


                                                                           HISTORICAL      EFFECT OF SALE *   PRO FORMA
                                                                           ----------      ----------------   ---------
Income:
  Service revenue                                                            $ 46,688         $      --        $ 46,688
  Cost of service revenue                                                      22,214                --          22,214
                                                                             --------         ---------        --------
    Gross margin                                                               24,474                --          24,474
                                                                             --------         ---------        --------
General and administrative expenses:
  Salaries and benefits                                                        15,826                --          15,826
  Other                                                                        10,286                --          10,286
                                                                             --------         ---------        --------
    Total general and administrative expenses                                  26,112                --          26,112
                                                                             --------         ---------        --------

    Operating (loss)                                                           (1,638)               --          (1,638)

Other income and expense:
  Interest income                                                                  87                --              87
  Interest expense                                                             (1,268)               --          (1,268)
  Other income, net                                                                84                --              84
                                                                             --------         ---------        --------
    Total other income and expenses                                            (1,097)               --          (1,097)
                                                                             --------         ---------        --------
Net (loss) before discontinued operations                                      (2,735)               --          (2,735)

Income (loss) from discontinued operations, net of income taxes                (2,400)            2,864             464
Gain on sale of discontinued operations, net of income taxes                    2,509                --           2,509
                                                                             --------         ---------        --------
Total discontinued operations                                                     109             2,864           2,973

Net income (loss)                                                            $ (2,626)        $   2,864        $    238
                                                                             ========         =========        ========

Weighted average common shares outstanding                                      3,526                             3,526

Basic earnings per common share:
    Net (loss) before discontinued operations                                $  (0.78)                         $  (0.78)
    Income (loss) from discontinued operations,
    net of income taxes                                                         (0.67)                             0.14
    Gain on sale of discontinued operations,
    net of income taxes                                                          0.71                              0.71
                                                                             --------                          --------
Net income (loss)                                                            $  (0.74)                         $   0.07
                                                                             ========                          ========




* See accompanying notes to financial statements.

                                                                         ANNEX A

                         AMEDISYS, INC. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                       IN 000'S, EXCEPT PER SHARE AMOUNTS


                                                                    HISTORICAL    EFFECT OF SALE *    PRO FORMA
                                                                    ----------    ----------------    ---------
Income:
  Service revenue                                                   $ 97,411         $     --         $ 97,411
  Cost of service revenue                                             46,890               --           46,890
                                                                     --------        --------         --------
    Gross margin                                                      50,521               --           50,521
                                                                     --------        --------         --------
General and administrative expenses:
  Salaries and benefits                                               30,089               --           30,089
  Other                                                               23,057               --           23,057
                                                                     --------        --------         --------
    Total general and administrative expenses                         53,146               --           53,146
                                                                     --------        --------         --------
    Operating (loss)                                                  (2,625)              --           (2,625)

Other income and expense:
  Interest income                                                         66               --               66
  Interest expense                                                    (3,625)              --           (3,625)
  Other (expense), net                                                (1,732)              --           (1,732)
                                                                     --------        --------         --------
    Total other income and expenses                                   (5,291)              --           (5,291)
                                                                     --------        --------         --------
Net (loss) before income taxes
    and discontinued operations                                       (7,916)              --           (7,916)

(Benefit) for estimated income taxes                                  (3,263)             535           (2,728)
                                                                     --------        --------         --------
Net (loss) before discontinued operations                             (4,653)            (535)          (5,188)

Discontinued operations:
    Income (loss) from discontinued operations,
     net of income taxes                                                (212)           1,037              825
    Gain on sale of discontinued operations,
     net of income taxes                                               6,165               --            6,165
                                                                     --------        --------         --------
    Total discontinued operations                                      5,953            1,037            6,990
                                                                     --------        --------         --------
Net income                                                          $  1,300         $  1,572         $  1,802
                                                                     ========        ========         ========

Weighted average common shares outstanding                             3,093                             3,093

Basic earnings per common share:
    Net (loss) before discontinued operations                        $  (1.50)                        $  (1.68)
    Income (loss) from discontinued operations,
     net of income taxes                                                (0.07)                            0.27
    Gain on sale of discontinued operations,
     net of income taxes                                                 1.99                             1.99
                                                                     --------                         --------
Net income                                                           $   0.42                         $   0.58
                                                                     ========                         ========



* See accompanying notes to financial statements.

                         AMEDISYS, INC. AND SUBSIDIARIES
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

         On August 9, 2000, Amedisys, Inc. (the "Company"), through its wholly-owned subsidiaries, Amedisys Alternate-Site Infusion Therapy Services, Inc. ("AASI") and PRN, Inc. ("PRN"), sold, by a Bill of Sale and Asset Purchase Agreement, certain assets, subject to the assumption of certain liabilities, of AASI and PRN, to Park Infusion Services, LP ("Buyer"). The transaction had an effective date of August 1, 2000. Neither the Company, its affiliates nor its directors and officers had any material relationship with Buyer prior to this transaction. Subject to certain post-closing adjustments, the Company, in consideration for the assets, received, through AASI and PRN, $1,750,000, calculated using a multiple of earnings before interest, taxes, depreciation, and amortization (EBITDA), paid immediately to the Company at closing. Subject to certain exceptions, the assets sold consisted primarily of all furniture, fixtures and equipment; inventory and supplies on hand or in transit; service and provider contracts; business contracts; intellectual and intangible assets; transferable licenses, permits and approvals; capital and operating leases; telephone and facsimile numbers; customer and supplier lists; books and records; goodwill; deposits; prepaid expenses; claims and rights associated with all purchased assets; and other privileges, rights, interests, properties and assets. Buyer assumed certain liabilities arising from operations from and after the closing date.

         The accompanying pro forma condensed consolidated balance sheet has been prepared by applying certain pro forma adjustments to historical financial information, assuming the sale occurred on June 30, 2000. The pro forma condensed consolidated statement of operations for the year ended December 31, 1999 and the six months ended June 30, 2000 have been prepared based upon certain pro forma adjustments to historical financial information, assuming the sale occurred on January 1, 1999 and January 1, 2000, respectively.

         The pro forma data is not necessarily indicative of the operating results or financial position that would have occurred had the transaction described above been consummated at the date indicated, nor necessarily indicative of future operating results or financial position.

         Basic net income per share of common stock is calculated by dividing net income applicable to common stock by the weighted average number of common shares outstanding during the period. Diluted net income per share is not presented because stock options and convertible securities outstanding during the period presented were not dilutive.

         In August 1999, the Company adopted a formal plan to sell all of its interests in its outpatient surgery and infusion therapy divisions to become a focused home health nursing company. Subsequently, the Company has classified these divisions as discontinued operations in its Statements of Operations. In addition, the majority of the assets and liabilities of these divisions were classified as Held for Sale in the Company's historical Balance Sheets.

2.       Effect of Sale

         (1) Reflects the financial position of the Company as of June 30, 2000 in the balance sheet, in addition to the following adjustments:

                  a. Increase in Cash of $1,750,000 to reflect the purchase price paid at closing.

                  b. Decrease in Current Assets Held for Sale of $206,000 to reflect the sale of prepaid expenses and inventory, decrease in Long-term Assets Held for Sale of $315,000 to reflect the sale of property, plant and equipment, decrease in Current Portion of Obligations Under Capital Leases of $13,000 and Obligations Under Capital Leases of $8,000 to reflect the sale of capital leases.

         (2) Reflects the operating results of the Company for the quarter ended June 30, 2000 in the statement of operations.

                  a. Decrease in (Loss) from Discontinued Operations, Net of Income Taxes of $2,864,000 which reflects the operating results and direct overhead operating costs of the infusion therapy division for the six months ending June 30, 2000.


         (3) Reflects the operating results of the Company for the fiscal year ended December 31, 1999 in the statement of operations.

                  a. Decrease in (Loss) from Discontinued Operations, Net of Income Taxes of $1,037,000 which reflects the operating results and direct overhead operating costs of the infusion therapy division for the year ended December 31, 1999.

                          EXHIBITS TO BILL OF SALE AND
                            ASSET PURCHASE AGREEMENT

The following exhibits to the Bill of Sale and Asset Purchase Agreement have been omitted from this filing. The Company will furnish these exhibits to the Securities and Exchange Commission upon request.

1. Form of opinion letter from counsel for PRN, AASI, and Amedisys, Inc.

2. Employment Agreements (including Non-Competition, Non-Solicitation and Confidentiality Agreements)

3. Form of opinion letter from counsel for Buyer

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION                                                                    PAGE
-------           -----------                                                                    ----
2.23(i)           Bill of Sale and Asset Purchase Agreement by and among Park
                  Infusion Services, LP, Amedisys Alternate-Site Infusion
                  Therapy Services, Inc., PRN, Inc., and Amedisys,
                  Inc..........................................................................  A-1

                  (i) Filed herewith.